Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 28, 2018
Prospectus

Effective December 1, 2018, the following information replaces similar information for Industrials Porfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Tobias Welo (lead portfolio manager) has managed the fund since January 2007.

Janet Glazer (co-manager) has managed the fund since December 2018.

It is expected that Mr. Welo will transition off of the fund effective on or about December 31, 2018. At that time, Ms. Glazer will assume sole portfolio manager responsibilities for the fund.

Effective December 1, 2018, the following information replaces the biographical information for Industrials Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Tobias Welo is lead portfolio manager of Industrials Portfolio, which he has managed since January 2007. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Janet Glazer is co-manager of Industrials Portfolio, which she has managed since December 2018. She also manages other funds. Since joining Fidelity Investments in 2011, Ms. Glazer has worked as a research analyst and portfolio manager.

It is expected that Mr. Welo will transition off of the fund effective on or about December 31, 2018. At that time, Ms. Glazer will assume sole portfolio manager responsibilities for the fund.

SELCI-18-01 1.911519.124	November 15, 2018